„ Third Quarter 2025 Earnings N o ve m ber 1 0 , 2 0 2 5

2 USE OF NON-GAAP FINANCIAL MEASURES To supplement Quanterix's preliminary financial information presented on a GAAP basis, Quanterix has provided certain non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted cash usage, adjusted gross profit, adjusted gross margin, adjusted total operating expenses, and adjusted loss from operations. Management uses these non-GAAP financial measures to evaluate our operating performance in manner that allows for meaningful period-to-period comparison and analysis of trends in our business and our competitors. Management believes that presentation of these non-GAAP financial measures provides useful information to investors in assessing our operating performance within our industry and in order to allow comparability to the presentation of other companies in our industry. The non-GAAP financial measures presented herein should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with GAAP. For example, adjusted EBITDA excludes a number of expense items that are included in net loss and adjusted cash usage excludes certain actual cash payments. As a result, positive adjusted EBITDA or positive adjusted cash usage may be achieved even where we record a significant net loss or reduction in our cash and marketable securities balances in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures set forth herein. Quanterix does not forecast many of the excluded items for internal use and therefore information reconciling forward-looking non-GAAP financial measures to U.S. GAAP financial measures is not available without unreasonable effort and is not provided. The occurrence, timing, and amount of any of the items excluded from U.S. GAAP to calculate non-GAAP financial measures could significantly impact our U.S. GAAP results. Please refer to our third quarter 2025 earnings release for additional discussion of non-GAAP financial measures. Unless otherwise specified, all information contained herein is provided as of Sep 30, 2025. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements included in this press release that are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about Quanterix’s future business outlook, operations, strategy and financial performance, including statements related to our expectations about the development and commercialization of our products, about the benefits we may realize from the acquisition of Akoya Biosciences Inc., and under the header “2025 Full Year Business Outlook.”. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities with respect to Quanterix’s future business, operations, strategy and financial performance: risks related to the impact of recent U.S. government policies, including reductions in federal research funding and increased tariffs; risks that we may not realize the expected benefits of our cost reduction actions; risks associated with the anticipated timing for launch of, and features of, Quanterix’s next-generation instrument, Simoa One; risks that Quanterix may fail to realize the anticipated benefits and synergies of its recent acquisitions of Emission, Inc. and Akoya Biosciences Inc.; risk that integrating Quanterix’s business with that of Akoya could be more difficult, costly or time-consuming than expected; Quanterixrisks that Quanterix’s estimates regarding expenses, future revenues, capital requirements, and needs for additional financing could be incorrect; risks related to the restatement of Quanterix’s consolidated financial statements, including risks of increased costs and the increased possibility of legal proceedings and regulatory inquiries, sanctions, or investigation; risks related to Quanterix’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including its ability to remediate existing material weaknesses in its internal control over financial reporting and the timing of any such remediation; risks related to defects or other quality issues in Quanterix’s products that could lead to unforeseen costs, product recalls, adverse regulatory actions, negative publicity and litigation; risks related to Quanterix’s ability to retain and expand its customer base and achieve sufficient market acceptance of its products; and other factors that may affect future results of Quanterix. Additional factors that could cause results to differ materially from those described above can be found in the periodic reports filed by Quanterix with the SEC, including the “Risk Factors” sections contained therein, which are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix does not assume any obligation to update or otherwise revise any forward- looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. Legal Information

3 Delivered on revenue expectations in a difficult environment Reported third quarter 2025 revenue of $40.2M Moving fast and capturing significant synergies through Akoya integration Greater scale establishing foundation for future growth, profitability and cash flow Carefully managing cash balance Expect to end 2025 with approximately $120M of cash and no debt Impact of synergies expected result in cash flow breakeven performance in 2026 Synergy and cost actions of $85M in 2026; ~80% of expense reductions already implemented Q3-25: Updates from Last Quarter Making key investments for future growth YTD R&D spending is just under 30% of revenue

Synergies Leading to Cash Flow Breakeven in 2026 Q3 2025 Q4 2025 Q1 2026 $67M of the total $85M annualized cost reduction already implemented Major Milestones Cost Reduction Implemented (Annualized) Complete physical consolidation  Implement one commercial team Eliminate duplicate G&A  Implement one manufacturing team • Combine Lab Services • Complete all Systems and Financial integration $67M $85M $29M Q2 2025 4 Confidential $64M Cost Reduction Realized (in the quarter) $3M $12M Pre-close cost actions in commercial and operations $15M $21M

We continue to make solid progress in advancing our Alzheimer’s Diagnostics Business 5 Partner Expansion Diagnostics Revenue Reimbursement

6 PlacementsCumulativeCumulative # of units placed Cumulative PUBLICATIONS BIOM ARKERS INSTRUM ENTS 493 772 1,575 2021 2,141 2022 1,160 2,781 2023 1,733 3,278 2024 2,191 3,798 YTD 2025 2,068 2,913 3,941 5011 5,989 63 480 2021 104 538 2022 111 559 2023 134 568 2024 166 578 YTD 2025 543 642 670 702 744 708 876 972 697 934 2021 2022 1,183 2023 1,330 1,035 2024 1,422 1,078 Q3’25 YTD 1,405 1,810 2,155 2,365 2,500 14.8 23.6 27.8 38.0 14.6 2.5 7.3 16.7 15.8 5.6 149 168 280 2021 2022 2023 256 2024 YTD 2025 17.3 30.9 44.5 53.8 20.2 Confidential Spatial Simoa LAB SERVICES Projects & Revenue ($M) Number of Drug Trial Projects (Simoa Only) Scientific Validation Driving Adoption (Pro Forma)

2024 2025 2024 2025 Var % Revenue 35.8 40.2 35.8 40.2 12% Gross Margin $ 20.2 17.2 18.1 18.5 2% Gross Margin % 56.3% 42.8% 50.7% 45.9% -475 bps Operating Expense 31.9 54.5 29.9 38.2 -22% Operating Loss -11.7 -37.3 -11.7 -19.8 -41% Cash Usage Net of Cash Acquired -3.3 -125.7 -3.3 -16.1 -79% Adj EBITDA % -15% -29% -1410 bps Q3 GAAP Q3 Non-GAAP Revenue Mix 18% 47% 20% 15% I N S T R U M E N T S C O N S U M A B L E S A C C E L E R A T O R O T H E R Q3’25 Results vs PYQ3 (in $M) 2.4 2.5 17.3 12.3 10.5 5.0 5.6 3.2 4.7 6.5 3.0 2.9 Q3'24 Q3'25 Q3'24 Q3'25 Q3'24 Q3'25 Q3'24 Q3'25 Instruments Consumables Lab Services Other Revenue Simoa Spatial $7.2 $18.8 $8.0 $6.1

8 Gross Margin GAAP and Adjusted Gross Margin (Non-GAAP) between 45% to 47%. Full Year Revenue: $130 to $135 million ~$30 million contribution from Spatial. $34 to $38 million of adjusted cash usage $136 million payment for Akoya and Emission acquisitions and restructuring costs, net of cash acquired $170 to $174 million of total cash usage 2025 Guidance ’25 Exit Cash ~$120 million; ’26 Cash >$100 million

Adjusted EBITDA (non-GAAP) 9

Adjusted Cash Usage (non-GAAP) 10

11 Additional Non-GAAP Financial Measures